New Covenant Funds
Supplement dated February 20, 2007, to the Statement of Additional Information of the
New Covenant Funds, dated November 1, 2006 (the “SAI”) for the
New Covenant Growth Fund, the New Covenant Income
Fund, the New Covenant Balanced Growth Fund, and the
New Covenant Balanced Income Fund.
The information in this Supplement updates the information in and should be read in conjunction with the SAI.
The table at page 21 of the SAI is hereby amended with respect to Harry Harper to add to the column disclosing Principal Occupation during the past 5 years that Mr. Harper also serves as the:
Anti Money Laundering Compliance Officer of the New Covenant Funds and the New
Covenant Trust Company, N.A. (2002 to present).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE